Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2017
Trade and other receivables and other current assets
Trade and other receivables and other current assets

17. Trade and other receivables and other current assets

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Trade receivables	€22,133	€6,629	€1,494
Prepayments	543	21	11
Other receivables	5,289	3,078	2,426
Trade and other receivables	27,966	9,728	3,931
Accrued income	2,584	3,617	2,976
Deferred charges	3,825	3,621	2,536
Other current assets	6,409	7,239	5,512
Total trade and other receivables & other current assets	€34,375	€16,966	€9,443

Trade and other receivables increased by €18.3 million to €28.0 million at December 31, 2017 compared to €9.7 million at December 31, 2016. This was mainly due to two milestones achieved before year end 2017 in our CF collaboration with AbbVie which were accounted for $20 million (€17.0 million): respectively $10 million (€8.6 million) for the Phase 1 trial initiation with GLPG3221 and $10 million (€8.4 million) for the Phase 1 trial initiation with GLPG2851.

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued income from subsidy projects and deferred charges.

On December 31, 2017, we did not have any bad debt allowance.